Exhibit 99.1


 FOR IMMEDIATE RLEASE
                                          Contact: At Hudson Highland Group
                                                               Richard W. Pehlke
                                                              Executive VP & CFO
                                                                    212-351-7285

                                                   At FRB | Weber Shandwick
                                                                   Joe Calabrese
                                                                    212-445-8434


                       HUDSON HIGHLAND GROUP REPORTS 2003
                      SECOND QUARTER AND SIX MONTH RESULTS


NEW YORK, NY - July 29, 2003 - Hudson Highland Group, Inc. (NASDAQ: HHGP), a leading global professional staffing, HR consulting and executive search enterprise, today announced results for the second quarter and six months ended June 30, 2003. The Company reported revenues of $269.3 million and a net loss of $15.1 million, or $1.79 per basic and diluted shares, for the second quarter ended June 30, 2003.

2003 Second Quarter Summary
     o    Revenues of $269.3 million
     o    Gross margin of $103.7 million or 38.5%
     o Adjusted EBITDA loss, excluding business reorganization and merger and integration effects, of $12.4 million
     o    Cash and cash equivalents of $39.6 million

"Hudson Highland completed its first quarter as an independent company, with financial results in line with our expectations and sequential improvement in both our top and bottom-line results. We continue to aggressively manage our balance sheet and during the quarter maintained our cash position at approximately $40 million," commented Jon Chait, Chairman and Chief Executive Officer of Hudson Highland Group.

Mr. Chait added, "We remain focused on growing the top line and increasing productivity in our operating segments. Of note, during the quarter we achieved improvement in operating performance in each of our major geographic regions. Looking ahead, we are on plan to return to profitability by the middle of 2004. Near term, as a result of the current global economic uncertainty, we have become more cautious about our outlook for the remainder of 2003."

2003 Six Month Results
For the first six months of 2003, Hudson Highland Group reported revenues of $528.5 million and an operating loss of $52.5 million. Hudson Highland Group's net loss for the first six months of 2003 was $59.1 million, or $7.03 per basic and diluted shares.

Historical Results
Historical results for 2002 relate to the company's businesses as they were operated as a business unit of Monster Worldwide, Inc. (formerly TMP Worldwide Inc.). On a historical basis for the second quarter ended June 30, 2002, Hudson Highland Group reported revenues of $277.8 million and an operating loss of $55.1 million. The Company's net loss for the second quarter of 2002 was $54.0 million, or $6.46 per basic and diluted share.

For the first six months of 2002, Hudson Highland Group reported revenues of $541.9 million and an operating loss of $70.4 million. The Company's net loss for the first six months of 2002 was $362.0 million, or $43.36 per basic and diluted share. The six month net loss included a loss from the cumulative effect of an accounting change for the write-off of $293.0 million of impaired goodwill; excluding the accounting change, the net loss was $69.0 million or $8.26 per basic and diluted share.

Conference Call / Webcast Hudson Highland Group will conduct a conference call on Wednesday July 30, 2003 at 10:00 am ET to discuss this announcement. Individuals wishing to participate can join the conference call by dialing 1-888-343-1848 at 9:50 AM ET. For those outside the United States, please call in on 1-212-271-4760. Hudson Highland Group's quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the company's website at www.hhgroup.com.


About Hudson Highland Group
Hudson Highland Group, Inc. delivers a full suite of professional staffing, recruitment, HR consulting services worldwide and executive search. Spun off from human capital solutions provider Monster Worldwide, Inc. on March 31, 2003, the company consists of three divisions: TMP/Hudson Global Resources, TMP/Hudson Human Resource Consulting and TMP/Highland Partners. The two enterprises of TMP/Hudson Global Resources and TMP/Hudson Human Resource Consulting work together to assess, recruit, develop and deploy professional staffing, project management and consulting services. TMP/Hudson Global Resources provides a wide range of midlevel search, professional staffing and consulting services. At the top end of the recruitment services spectrum, TMP/Highland Partners recruits at the CEO, COO, CIO, CFO and Board of Director level, as well as senior level operations and staff positions. With an employee base of 4,000 in nearly 30 countries, Hudson Highland Group is dedicated to providing unparalleled service and value to clients and consumers. More information about the company is available at www.hhgroup.com.


Safe Harbor Statement
This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, the company's ability to manage its growth; risks associated with expansion; the company's reliance on information systems and technology; competition; fluctuations in operating results; the impact of global economic fluctuations on temporary contracting operations; the cyclical nature of the company's executive search and mid-market professional staffing businesses; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals; the impact of employees departing with existing executive search clients; risks maintaining professional reputation and brand name; restrictions imposed by blocking arrangements; exposure to employment-related claims, legal liability and costs and limitations on insurance coverage related thereto; dependence on key management personnel; government regulations; the company's ability to successfully operate as an independent company and the level of costs associated therewith; and the company's ability to obtain financing on a stand-alone basis and restrictions on the company's operating flexibility due to the terms of its credit facility. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements.

                           HUDSON HIGHLAND GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                      Three Months Ended              Six Months Ended
                                                                           June 30,                       June 30,
                                                                     2003            2002           2003           2002
                                                                     ----            ----           ----           ----
Revenue                                                               $269,283       $277,787         $528,472     $541,867

         Direct costs                                                  165,565        163,838          327,222      318,594
                                                                      --------       --------         --------     --------
                  Gross margin                                         103,718        113,949          201,250      223,273

         Selling, general and administrative expenses                  120,920        115,143          245,338      234,031
Business reorganization expenses (recoveries)                             (500)        52,726            7,461       52,726
         Merger and integration expenses                                     3          1,218              978        6,958
                                                                      --------       --------         --------     --------

                  Operating loss                                       (16,705)       (55,138)         (52,527)     (70,442)

Other income (expense):
  Other, net                                                             1,566             19             (181)        (423)
  Interest income (expense), net                                            38            (14)            (255)          14
                                                                      --------       --------         --------     --------

Loss before provision for (benefit of) income taxes and
accounting change                                                      (15,101)       (55,133)         (52,963)     (70,851)
Provision for (benefit of) income taxes                                    (11)        (1,180)           6,138       (1,893)
                                                                      --------       --------         --------     --------

Loss before accounting change                                          (15,090)       (53,953)         (59,101)     (68,958)
Cumulative effect of accounting change                                       -              -               -      (293,000)
                                                                      --------       --------         --------     --------

Net loss                                                              $(15,090)      $(53,953)        $(59,101)   $(361,958)
                                                                      ========       ========         ========     ========
Basic and diluted loss per share:

Loss before accounting change                                           $(1.79)        $(6.46)          $(7.03)      $(8.26)
Net loss                                                                $(1.79)        $(6.46)          $(7.03)     $(43.36)

Weighted average shares outstanding                                      8,429          8,355            8,406        8,347

                           HUDSON HIGHLAND GROUP, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                    (in thousands, except per share amounts)


                                                                                        June 30,      December 31,
                                                                                          2003            2002
                                                                                          ----            ----
                                                                                      (unaudited)
                                        ASSETS

Current assets:
Cash and cash equivalents                                                               $39,621        $ 25,908
Accounts receivable, net                                                                161,888         161,831
Due from Monster Worldwide, Inc.                                                         11,421               -
Other current assets                                                                     25,483          28,177
                                                                                       --------        --------
                  Total current assets                                                  238,413         215,916

Property and equipment, net                                                              41,984          34,106
Intangibles, net                                                                        204,151         201,937
Other assets                                                                             16,003          15,145
                                                                                       --------        --------
                                                                                       $500,551        $467,104
                                                                                       ========        ========

                         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable                                                                       $ 38,961        $ 28,305
Accrued expenses and other current liabilities                                          106,979          84,669
Accrued merger and integration expenses                                                   6,667           8,935
Accrued business reorganization expenses                                                 15,720          25,845
                                                                                       --------        --------
                  Total current liabilities                                             168,327         147,754

Other liabilities                                                                         2,337           2,776
                                                                                       --------        --------
                  Total liabilities                                                     170,664         150,530

Commitments and contingencies                                                                 -               -

Stockholders' equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none
   issued or outstanding                                                                      -               -
Common stock, $0.001 par value, 100,000 shares authorized; issued and
   outstanding: 8,442 and 0 shares, respectively                                              8               -
Additional paid-in capital                                                              311,704               -
Retained deficit                                                                       (15,090)               -
Accumulated other comprehensive income:
   Foreign currency translation adjustments                                              33,265          24,660
Total divisional equity                                                                       -         291,914
                                                                                       --------        --------
                  Total stockholders' equity                                            329,887         316,574
                                                                                       --------        --------
                                                                                       $500,551        $467,104
                                                                                       ========        ========

                           HUDSON HIGHLAND GROUP, INC.
                                SEGMENT ANALYSIS
                                 (in thousands)
                                   (unaudited)


    For the Three Months Ended
    June 30, 2003                Americas  Europe  Asia Pac Corporate  Total

    Revenue
    Hudson                        $70,908  $90,427  $91,275          $252,610
    Highland                       11,216    4,143    1,314            16,673
                                  $82,124  $94,570  $92,589          $269,283
    Gross Margin
    Hudson                        $16,373  $40,473  $31,466           $88,312
    Highland                       10,659    3,619    1,128            15,406
                                  $27,032  $44,092  $32,594          $103,718
    Adjusted EBITDA (a)
    Hudson                        $(2,000)   $(872)  $1,850           $(1,022)
    Highland                         (803)  (1,973)    (290)           (3,066)
    Corporate                                               $(8,298)   (8,298)
                                  $(2,803) $(2,845) $1,560 $(8,298) $(12,386)

    For the Three Months Ended
     June 30, 2002

    Revenue
    Hudson                        $81,710  $86,726  $90,973          $259,409
    Highland                       12,358    5,243      777            18,378
                                  $94,068  $91,969  $91,750          $277,787
    Gross Margin
    Hudson                        $20,970  $42,314  $33,093           $96,377
    Highland                       12,358    4,437      777            17,572
                                  $33,328  $46,751  $33,870          $113,949
    Adjusted EBITDA (a)
    Hudson                           $377   $1,543   $4,449            $6,369
    Highland                        2,503      356      172             3,031
    Corporate                         -        -        -   $(4,601)   (4,601)
                                   $2,880   $1,899   $4,621 $(4,601)   $4,799

    (a) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization ("Adjusted EBITDA"), is presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

                           HUDSON HIGHLAND GROUP, INC.
                                SEGMENT ANALYSIS
                                 (in thousands)
                                   (unaudited)


    For the Six Months Ended
    June 30, 2003              Americas   Europe   Asia Pac Corporate   Total

    Revenue
    Hudson                      $148,116 $175,359 $173,100             $496,575
    Highland                      21,648    8,142    2,107               31,897
                                $169,764 $183,501 $175,207             $528,472
    Gross Margin
    Hudson                       $33,930  $78,110  $58,922             $170,962
    Highland                      21,091    7,318    1,879               30,288
                                 $55,021  $85,428  $60,801             $201,250
    Adjusted EBITDA (a)
    Hudson                       $(4,190) $(8,951)    $783             $(12,358)
    Highland                      (3,157)  (4,375)    (635)              (8,167)
    Corporate                                               $(13,262)  (13,262)
                                 $(7,347)$(13,326)    $148  $(13,262) $(33,787)

    For the Six Months Ended
     June 30, 2002

    Revenue
    Hudson                   $162,889  $171,547  $171,295            $505,731
    Highland                   23,871    10,543     1,722              36,136
                             $186,760  $182,090  $173,017            $541,867
    Gross Margin
    Hudson                    $42,059   $83,533   $62,351            $187,943
    Highland                   23,871     9,737     1,722              35,330
                              $65,930   $93,270   $64,073            $223,273
    Adjusted EBITDA (a)
    Hudson                     $1,002      $(92)   $8,526              $9,436
    Highland                    1,016       394       304               1,714
    Corporate                                              $(11,851)  (11,851)
                               $2,018      $302    $8,830  $(11,851)    $(701)

    (a) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization (_Adjusted EBITDA_), is presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

                           HUDSON HIGHLAND GROUP, INC.
               RECONCILIATION OF ADJUSTED EBITDA TO OPERATING LOSS
                                 (in thousands)
                                   (unaudited)

                                       Three Months Ended   Six Months Ended
                                            June 30,            June 30,
                                         2003      2002      2003      2002
    Hudson
    Adjusted EBITDA (a)                 $(1,022)   $6,369  $(12,358)   $9,436
    Business reorganization (expenses)
     recoveries                             299   (34,722)   (6,540)  (34,722)
    Merger and integration expenses          (3)   (1,236)     (978)   (7,479)
    Depreciation and amortization        (3,098)   (2,790)   (6,947)   (6,129)
    Operating loss                      $(3,824) $(32,379) $(26,823) $(38,894)

    Highland
    Adjusted EBITDA (a)                 $(3,066)   $3,031   $(8,167)   $1,714
    Business reorganization (expenses)
     recoveries                             202   (13,756)     (784)  (13,756)
    Merger and integration recoveries         -        25         -       610
    Depreciation and amortization          (829)     (647)   (2,305)   (1,372)
    Operating loss                      $(3,693) $(11,347) $(11,256) $(12,804)

    Corporate
    Adjusted EBITDA (a)                 $(8,298)  $(4,601) $(13,262) $(11,851)
    Business reorganization expenses         (1)   (4,248)     (137)   (4,248)
    Merger and integration expenses           -        (7)        -       (89)
    Depreciation and amortization          (889)   (2,556)   (1,049)   (2,556)
    Corporate expenses                  $(9,188) $(11,412) $(14,448) $(18,744)

    Hudson Highland Group consolidated
    Adjusted EBITDA (a)                $(12,386)   $4,799  $(33,787)    $(701)
    Business reorganization (expenses)
     recoveries                             500   (52,726)   (7,461)  (52,726)
    Merger and integration expenses          (3)   (1,218)     (978)   (6,958)
    Depreciation and amortization        (4,816)   (5,993)  (10,301)  (10,057)
    Operating loss                     $(16,705) $(55,138) $(52,527) $(70,442)

    (a) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization (_Adjusted EBITDA_), is presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.